UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 4, 2020

USA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-33365	232679963
(State or other jurisdiction of incorporationor organization)	(Commission File Number)	(IRS employer identification number)

100 Deerfield Lane, Suite 300 Malvern, Pennsylvania		19355
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: 610-989-0340

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	USAT	The NASDAQ Stock Market LLC
Series A Convertible Preferred Stock, no par value	USATP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 4, 2020, the Board of Directors (the “Board”) of USA Technologies, Inc. (the “Company”) approved an amendment to the Amended and Restated Bylaws of the Company (the “Bylaws”) to implement majority voting for directors in uncontested elections. Accordingly, a director shall be elected if the number of votes “for” a director’s election exceeds the number of votes “against” that director’s election. Votes cast shall exclude abstentions with respect to that director’s election. Notwithstanding the foregoing, in the event of an election of directors in which the number of nominees for election as directors at the meeting exceeds the number of directors to be elected, then directors shall be elected by the vote of a plurality of the votes cast at the meeting at which a quorum is present. Prior to the change to the Bylaws, members of the Board were elected by plurality vote whether or not the election was contested.

In addition, the Amendment adds a director resignation provision to the Bylaws, which provides that in order for any person to be nominated as a director of the Company, such person must have submitted to the Board prior to the shareholder meeting for which the person is nominated an irrevocable conditional resignation from the Board, to take effect upon the occurrence of all of the following conditions: (i) the director stood for election to the Board at a shareholder meeting where the number of nominees did not exceed the number of directors to be elected, (ii) the director was not elected by the majority vote described above and (iii) the resignation was accepted by the Board. The Amendment provides that the Board shall make its decision following a recommendation by the Nominating and Corporate Governance Committee, subject to certain exceptions should the Nominating and Corporate Governance Committee be unable to form a quorum. If the incumbent director’s resignation is not accepted by the Board, such director shall continue to serve until the next annual meeting and until his or her successor is duly elected, or his or her earlier resignation or removal.

This summary description of the Amendment is qualified in its entirety by the Amendment, a copy of which is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
3.1	Amendment to Amended and Restated Bylaws of USA Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA TECHNOLOGIES, INC.

By:	/s/ Donald W. Layden, Jr.
Donald W. Layden, Jr.,
President and Chief Executive Officer

Dated: May 5, 2020